UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 6, 2022

SORRENTO THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36150	33-0344842
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Directors Place

San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 203-4100

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	SRNE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Sorrento Therapeutics, Inc. (the “Company”) is saddened to report that Najjam Asghar, the Company’s Senior Vice President and Chief Financial Officer, passed away unexpectedly on January 6, 2022. Mr. Asghar had served as the Company’s Senior Vice President and Chief Financial Officer since August 2020 and as the Company’s Chief Accounting Officer from June 2019 to August 2020. He will be greatly missed and the Company extends its sincere condolences to Ms. Asghar’s family.

Following Mr. Asghar’s unexpected death, the Company’s Board of Directors (the “Board”) has appointed Henry Ji, Ph.D., the Company’s Chairman of the Board, President and Chief Executive Officer, to serve as the Company’s interim Chief Financial Officer. Upon commencement of his appointment, Dr. Ji assumed the duties of the Company’s principal financial officer and principal accounting officer until such time as his successor is appointed, or until his earlier resignation or removal. The biographical information for Dr. Ji required by Item 401 of Regulation S-K was previously disclosed under the heading “Proposal 1: Election of Directors” in the Company’s definitive proxy statement on Schedule 14A filed by the Company with the Securities and Exchange Commission on October 5, 2021 (the “Proxy Statement”), and such information is incorporated herein by reference. There are no reportable family relationships or related party transactions (as defined in Item 404(a) of Regulation S-K) involving the Company and Dr. Ji other than compensation arrangements with Dr. Ji and a customary indemnification agreement between the Company and Dr. Ji, each of which is described in the Proxy Statement.

Item 8.01. Other Events.

On January 7, 2022, the Company issued a press release announcing Mr. Asghar’s unexpected death. A copy of the press release is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibit.

99.1	Press Release, dated January 7, 2022.

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SORRENTO THERAPEUTICS, INC.

Date: January 7, 2022	By:	/s/ Henry Ji, Ph.D.
Name: Henry Ji, Ph.D.
Title: Chairman of the Board, President and Chief Executive Officer